UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 9, 2010


                                OROFINO GOLD CORP
             (Exact name of registrant as specified in its charter)

          Nevada                      333-152356                98-0453936
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
     of Incorporation)               File Number)         Identification Number)

                              1702 Chinachem Tower
                          34-37 Connaught Road Central
                                Hong Kong, China
              Address and telephone of principal executive offices:

                          Telephone: 011-852-3106-3103

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On February 9, 2010, the Board of Directors of the Registrant dismissed Seale and Beers, CPAs, its independent registered public account firm. On the same date, February 9, 2010, the accounting firm of M&K CPAS, LLC was engaged as the Registrant's new independent registered public account firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Seale and Beers, CPAs and the engagement of M&K CPAS, LLC as its independent auditor. From the date that Seale and Beers, CPAs were engaged (August 27, 2009) to the present time, or any other period of time, the reports of Seale and Beers, CPAs on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's review of the financial statements for the year ending May 31, 2009 contained a going concern qualification in the registrant's reviewed financial statements.

During the registrant's two most recent fiscal years and the subsequent interim periods thereto, there were no disagreements with Seale and Beers, CPAs whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Seale and Beers, CPAs satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

The registrant has requested that Seale and Beers, CPAs furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K.

b) On February 9, 2010, the registrant engaged M&K CPAS, LLC as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted M&K CPAS, LLC regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-B.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

16.1 Letter from Seale and Beers, CPAs


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Orofino Gold Corp.


Date: February 9, 2010                       By: /s/ John Martin
                                                --------------------------------
                                                John Martin

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